UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          October 24, 2006
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On October 24, 2006, Laboratory Corporation of America® Holdings (LabCorp®), filed a Form 8-K dated October 24, 2006. This Form 8-K/A amends only the access information for LabCorp®’s conference call to discuss quarterly results.

A conference call discussing LabCorp®’s quarterly results will be held today at 9:00 a.m. Eastern Time and is available in a listen-only mode by dialing 212-896-6009. A telephone replay of the call will be available through October 31, 2006 and can be heard by dialing 800-633-8284 (402-977-9140 for international callers). The access code for the replay is 213-05-105. A live online broadcast of LabCorp’s quarterly conference call on October 24, 2006 will be available at www.labcorp.com or at www.streetevents.com beginning at 9:00 a.m. Eastern Time. This webcast will be archived and accessible continuing through November 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: October 24, 2006	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary